SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 20, 2004

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

ITEM 5.     OTHER EVENTS.

On April 20, 2004, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1         Press Release dated April 20, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

April 21, 2004	By:	/s/ Don M. Hardison
Don M. Hardison
President and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 20, 2004.